Exhibit 10.20

CONFIDENTIAL INTELLECTUAL PROPERTY AGREEMENT

This Intellectual Property Agreement is by and between TANDEM DIABETES CARE, INC., a Delaware corporation whose address and principal place of business is at 11045 Roselle Street, Suite 200, San Diego, California 92121, U.S.A. (“Tandem”) and SMITHS MEDICAL ASD, INC., a Delaware corporation with an address and a principal place of business at 1265 Grey Fox Road, Saint Paul, Minnesota 55112, U.S.A. (“Smiths Medical”).

RECITALS

A.	Tandem desires to make, have made, use, sell, offer for sale, and/or import ambulatory infusion pumps and related software and accessories for the treatment of diabetes.

B.	Smiths Medical owns or otherwise has the right to sell and/or grant licenses to certain patents and patent applications relating to ambulatory infusion pumps and related software.

C.	Smiths Medical desires to grant to Tandem, and Tandem desires to obtain from Smiths Medical, certain rights as herein defined to patents and patent applications relating to ambulatory infusion pumps and related software.

In consideration of these premises and of the mutual promises set forth below, and for other good and valuable consideration, the adequacy of which are hereby acknowledged, the Parties to this Agreement agree as follows:

1. PARTICULAR DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meaning specified and shall be applicable to both the singular and plural forms wherever used in this Agreement.

1.1 “Additional Patent Rights” shall mean each claim of patents and each claim of patent applications, other than the Patent Rights, wherein such patents or patent applications are

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owned by Licensor and/or its Affiliates as of the Effective Date, and also including (i) all continuing applications of such patents and patent applications including continuations, continuations in part, divisions and substitutions; (ii) any patents issuing on any of the foregoing, including all reexaminations, reissues, and extensions; (iii) all foreign patent applications and patents corresponding to any of the foregoing, and (iv) any patents or patent applications claiming priority to any of the foregoing, but in each case (i.e., of (i), (ii), (iii), and (iv)) only to the extent that such patents Cover (in the case of such patents) or would Cover (in the case of such patent applications), all solely within the Field of Use, the following: (a) Licensee’s t:slim® Insulin Delivery System, [***], and its designs, and (b) the following additional products and their designs that are owned and in development by Licensee [***]:

A.	therapy management software (“t:ConnectTM”);

B.	an insulin delivery system including a pump with an enhanced capacity for delivering larger quantities of insulin (e.g., 500 units) relative to the t:slim® Insulin Delivery System (“t:flex™”);

C.	an insulin delivery system including a pump having two or more chambers for delivering one or more additional types of medicament in addition to insulin (“t:dual™”); and

D.	an insulin delivery system including a pump and an accompanying but separate (remote) control unit (t:sport™);

((a) and (b) collectively, the “Permitted Products”). Licensee’s trademarks T:CONNECT, T:FLEX, T:DUAL and T:SPORT listed above (the “New Product Trademarks”) are understood by the Parties only to be references to the described products and designs still under development for which they are listed as of the Effective Date. The New Product Trademarks are not meant to limit in any way the substantive elements of the products and designs for which

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they are listed. Any or all of the New Product Trademarks may be changed by Licensee in its sole judgment at any time without removing such products and designs from Additional Patent Rights. Licensee agrees to notify Licensor if any of the New Product Trademarks are replaced or materially modified.

1.2 “Affiliate” shall mean any individual who, or Entity that, in whatever country organized or resident, directly or indirectly, Controls, is Controlled by, or is under common Control with, a Party. For the purposes of this definition, “Control” means that an individual or Entity (a) possesses directly or indirectly the power to direct or cause the direction of the management and policies of the other person, individual or Entity, whether through the ownership of voting shares, by contract or otherwise; or (b) directly or indirectly has at least a fifty percent (50%) ownership or voting rights interest (whether through stock ownership, stock power, voting proxy, or otherwise), or has the maximum ownership interest that it is permitted to have in the country where such Entity exists; and (c) in either case only for so long as such Control shall continue; and “Controls” and “Controlled” shall be interpreted accordingly.

1.3 “Agreement” shall mean this Confidential Intellectual Property Agreement, any exhibit thereto, and any modification or amendment thereto that is made in the manner provided for herein.

1.4 “Confidential Information” shall mean, with respect to a Party (the “Receiving Party”), all information and materials that are (i) disclosed by the other Party (the “Disclosing Party”) to the Receiving Party hereunder and (ii) would be reasonably understood from notices or legends, the nature of such information itself or the circumstances of such information’s disclosure to be confidential by a reasonable person familiar with the applicable industry. The terms of this Agreement comprise each Party’s Confidential Information. For the avoidance of doubt, all information relating to [***] comprise Licensor’s Confidential Information.

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1.5 “Cover” (in all its verb and adjectival forms, such as “Covered” and “Covers”) shall mean that, in the absence of a license, the use, sale, offer for sale, manufacture or import of the product or service in question by Licensee or its Affiliates would infringe one of Licensor’s patents.

1.6 “Effective Date” shall mean July 10, 2012.

1.7 “Entity” shall mean any corporation, firm, partnership, proprietorship, or other form of business organization.

1.8 “Field of Use” shall mean ambulatory infusion pump systems and related software and accessories for the treatment of diabetes.

1.9 “Licensor” shall mean Smiths Medical.

1.10 “Licensee” shall mean Tandem.

1.11 “Licensed Patents” shall mean, collectively, the Exhibit B Patent Rights and the Exhibit C Patent Rights.

1.12 “Licensed Product” shall mean any product or service that is Covered by the Exhibit B Patent Rights and Exhibit C Patent Rights.

1.13 “Party” and “Parties” shall mean, as applicable, either: (a) Licensor, and/or (b) Licensee, either individually or collectively. An Affiliate of either Party shall mean, as applicable, Licensor Affiliate or Licensee Affiliate.

1.14 “Patent Rights” shall mean the patents and patent applications listed in Exhibits A, B, and C. The patents and patent applications listed in Exhibit A and any and all of their foreign counterparts that have not been abandoned are collectively referred to as the “Assigned Patent Rights”; the patents and patent applications listed in Exhibit B are collectively referred to as the “Exhibit B Patent Rights”; and the patents and patent applications listed in Exhibit C are collectively referred to as the “Exhibit C Patent Rights”.

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1.15 “Sublicensing Revenue” shall mean all payments and the cash equivalent thereof (and for equity, less any amounts paid for such equity consideration) paid to Licensee by its sublicensees under the Licensed Patents in consideration for and directly attributable to the grant of such sublicense, and excluding the following: (a) payments made in consideration for the issuance of equity or debt securities of Licensee; (b) payments for direct or fully burdened expenses associated with research or development; (c) loans; and (d) payments for supply of Licensed Products. Sublicensing Revenue does not include amounts received in connection with a merger, consolidation or sale of all or substantially all of the business or assets of Licensee (including the assets of Licensee to which this Agreement relates), except where the merger, consolidation or sale is with a Third Party licensed by Licensee under any of the Patent Rights.

1.16 “Third Party” shall mean any person or Entity other than Licensor, Licensor Affiliates, Licensee or Licensee Affiliates.

2. REPRESENTATIONS, WARRANTIES AND CONFIDENTIALITY

2.1 Licensor Warranties. Licensor represents, warrants and covenants to Licensee that:

2.1.1 As of the Effective Date, Licensor is the sole owner of all right, title and interest in and to, and is free to exploit, the Patent Rights free of any liens, encumbrances or restrictions, or other legal or equitable claims that could conflict with the rights granted to Licensee hereunder, except for [***].

2.1.2 Licensor has the legal power to transfer the rights granted to Licensee in this Agreement, including the right to cause its Affiliates to transfer the rights granted to Licensee in this Agreement.

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2.1.3 As of the Effective Date, to Licensor’s knowledge, Licensor and Licensor Affiliates have not received any notice or claim from any Third Party, the allegations of which would trigger, or if the allegation had or will progress sufficient to trigger, subject matter jurisdiction for declaratory judgment, that the practice of the Patent Rights within the Field of Use infringes any Third Party patent or other intellectual property rights, other than (a) U.S. Patent No. 6,650,951, now part of the Assigned Patent Rights, about which Licensor was contacted by the previous owner of thereof, (b) those patents asserted by Medtronic MiniMed, Inc. in Medtronic MiniMed Inc. v. Smiths Medical MD Inc., Civil Action Number 03-776-KAJ in the United States District Court for the District of Delaware, and (c) allegations by non-practicing entity [***] that certain [***] and/or certain [***] are covered by their patents. As of the Effective Date, (i) there is no action, suit, proceeding or investigation pending or currently threatened against Licensor or its Affiliates alleging invalidity of this Agreement or challenging the right of Licensor to enter into this Agreement or consummate the transactions contemplated hereby and there is no basis for the foregoing; (ii) there is no interference, opposition, cancellation, reexamination or invalidity proceedings pending or threatened relating to the Patent Rights; and (iii) there is no action, suit, claim, proceeding or investigation pending or threatened against Licensor or any of the inventors named on the Patent Rights, which, if decided adversely to Licensor or any of such inventors, would result in a Third Party claim against the Licensed Patents.

2.1.4 The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Licensor corporate actions.

2.1.5 This Agreement is a legal and valid obligation binding upon Licensor and its Affiliates, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Licensor or its Affiliates is a party or by which it is bound.

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2.1.6 As of the Effective Date, if any of the inventor assignments are not up-to-date in the name of Licensor or its Affiliates, Licensor will, immediately upon receipt of Licensee’s request, cooperate with Licensee to bring those assignments up-to-date.

2.1.7 Licensor and its Affiliates have not licensed or transferred to any person or Entity any rights under the Assigned Patent Rights.

2.1.8 Except for [***], Licensor and its Affiliates have not, as of the Effective Date, licensed or transferred to any person or Entity, any rights under the Exhibit C Patent Rights in the Field of Use. Licensor and its Affiliates will not license or transfer to any person or Entity any rights under the Exhibit C Patent Rights within the Field of Use.

2.1.9 Except for [***], Licensor is not party to any agreement that restricts Licensor’s or Licensee’s ability to enforce claims within the Patent Rights, or to assert claims within the Patent Rights against products or services.

2.1.10 No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing, with any Third Party on the part of Licensor or its Affiliates is required in connection with its execution, delivery and performance of this Agreement, including without limitation consent of any person or entity that has an ownership interest, or that alleges an ownership interest, in or to the Patent Rights.

2.2 Mutual Warranties. Each Party represents, warrants and covenants to the other Party that (i) such Party has the full right, power, and authority to execute this Agreement and to perform its terms; (ii) its execution of this Agreement and the consummation of the transactions required by this Agreement will not violate or conflict with or breach (a) any charter provision or bylaw of such Party or any of its Affiliates, (b) any mortgage, indenture, note, license, agreement or other instrument or obligation to which such Party or its Affiliate is bound, or (c) any judgment, order, writ, injunction, decree, statute, rule or regulation applicable to such Party or

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any of its Affiliates; (iii) such Party has taken all required corporate actions to approve and adopt this Agreement; (iv) this Agreement is enforceable against such Party according to its terms; and (v) the person or persons executing this Agreement on its behalf are duly authorized and empowered to do so.

2.3 Standing. Licensor makes no representation that Licensee will have standing to enforce a claim within the Patent Rights without Licensor joining Licensee as a party to the lawsuit.

2.4 [***]. As of the Effective Date, Licensor’s [***] within the Exhibit C Patent Rights [***] or by [***], and/or to [***] within the Exhibit C Patent Rights [***] and [***], is [***] executed by and between [***] with respect to those Patent Rights identified as such in Exhibit C [***]. Licensee acknowledges that [***] may thus also [***] from [***] within the Exhibit C Patent Rights [***], and/or to [***] within the Exhibit C Patent Rights [***] and [***].

2.5 Confidential Information.

2.5.1 Either Party receiving Confidential Information (the “Receiving Party”) from the other Party (the “Disclosing Party”) shall hold all of the Disclosing Party’s Confidential Information in strict confidence and shall not disclose any of the Disclosing Party’s Confidential Information to any Third Party, other than to its Affiliates, employees, and advisors, who need to know such information (“Representatives”) and who are bound by restrictions regarding disclosure and use of such information comparable to and no less restrictive than those set forth herein. The Receiving Party shall cause its Representatives to comply with the terms of this Section 2.5, and the Receiving Party shall be responsible for any breach of this Agreement by any of its Representatives. The Receiving Party shall not use the Disclosing Party’s Confidential Information for any purpose other than the performance and/or enforcement of this Agreement. The Receiving Party shall take the same degree of care that it uses to protect its own

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confidential and proprietary information and materials of similar nature and importance (but in no event less than reasonable care) to protect the confidentiality and avoid the unauthorized use, disclosure, publication or dissemination of the Disclosing Party’s Confidential Information. The Receiving Party shall not make any copies of the Disclosing Party’s Confidential Information except to the extent reasonably necessary to perform or enforce this Agreement. Any such copies made shall be identified as the property of the Disclosing Party and marked “confidential”, “proprietary” or with a similar legend.

2.5.2 Notwithstanding anything to the contrary herein, the Receiving Party may use or disclose the Disclosing Party’s Confidential Information to the extent the Receiving Party is legally compelled to disclose such Confidential Information, provided, however, that prior to any such compelled disclosure, the Receiving Party shall give the Disclosing Party reasonable advance notice of any such disclosure and shall cooperate with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information.

2.5.3 Notwithstanding anything to the contrary herein, each Party may disclose the terms and conditions of this Agreement to its Affiliates and: (a) as required by the applicable securities laws, including, without limitation, requirements to file a copy of this Agreement (redacted to the extent reasonably permitted by applicable law) or to disclose information regarding the provisions hereof or performance hereunder to applicable regulatory authorities; (b) in confidence, to legal counsel; (c) in confidence, to accountants, banks, and financing sources and their advisors; (d) in connection with the enforcement of this Agreement or any rights hereunder; and (e) in confidence to any bona fide prospective purchaser of a business to which this Agreement pertains. Any public announcement of the existence and/or terms of this Agreement must be agreed to in advance by an authorized employee of both Parties. Such public announcement shall not include any of the financial terms of this Agreement.

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2.5.4 Exceptions. The obligations of this Section 2.5 shall not apply when and to the extent the information of the Disclosing Party:

(a) was known to the Receiving Party or its Affiliate(s) on an unrestricted basis prior to receipt from the Disclosing Party or its Affiliate, as documented in written records that kept by Receiving Party or its Affiliate(s) in the ordinary course;

(b) was available to the public prior to receipt from the Disclosing Party or its Affiliate(s);

(c) through no wrongful act on the part of the Receiving Party or its Affiliate(s), becomes lawfully available to the public;

(d) was received in good faith on an unrestricted basis by the Receiving Party or its Affiliate(s) from any Third Party, as documented in written records kept by Receiving Party or its Affiliate(s) in the ordinary course; or

(e) is independently developed by a person working for or on behalf of the Receiving Party or its Affiliate(s) without reliance upon or use of the Disclosing Party’s Confidential Information, as documented in written records kept by Receiving Party or its Affiliate(s) in the ordinary course.

2.5.5 The Receiving Party may disclose the Disclosing Party’s Confidential Information to a Third Party to the extent required by law or legal process, provided that the Receiving Party notifies the Disclosing Party of such disclosure before it takes place and cooperates with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information.

2.5.6 Within two (2) weeks after the Effective Date, both Parties, except for their respective counsel, shall destroy all information in their possession that was marked “Confidential” and that was received from the other Party for the purpose of negotiating this Agreement. This includes without limitation, whether such information is contained in or

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represented in tangible or electronic form and includes, without limitation, copies of all term sheets related to the Agreement, patent and patent application offering lists related to the Agreement, draft versions of the Agreement, and email communications related to the Agreement. For the avoidance of doubt, any Confidential Information of the Disclosing Party that cannot be reasonably destroyed (e.g., copies of electronically exchanged Confidential Information made as a matter of routine information technology backup, or electronically exchanged Confidential Information which does not fully delete utilizing normal procedures, or Confidential Information which must be stored by Recipient or its representatives according to provisions of mandatory law or regulation) shall continue to be subject to the confidentiality and non-use obligations according to the terms and conditions set forth herein.

2.6 Patent Validity and Breadth. Without limiting any of Licensor’s warranties set forth herein, Licensor makes no representation as to the validity, enforceability, or breadth of the claims of any patent or of any patent application included in the Patent Rights pending as of the Effective Date, and makes no warranty as to whether the claims of any foreign counterparts are broader or narrower than the corresponding U.S. patents and applications that are within the Patent Rights.

2.7 Licensee Warranties.

2.7.1 Noninterference. Licensee shall commit no act in the prosecution of patent applications, reissues, reexaminations, or other proceedings within the United States Patent and Trademark Office intending to result in the United States Patent and Trademark Office issuing a double-patenting rejection in the prosecution of either or both U.S. patent applications numbered [***] and [***]. Licensee agrees that if Licensee presents a claim in the prosecution of patent applications, reissues, reexaminations, or other proceedings within the United States Patent and Trademark Office that results in the Patent and Trademark Office issuing a double patenting rejection or a provisional double patenting rejection in the prosecution of either or both of United States patent applications [***] and [***] or in the application in

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which such claim is presented in view of United States patent applications [***] and [***], Licensee will use reasonable efforts to eliminate the basis for the double patenting rejection and if necessary to eliminate the rejection, License will withdraw such claim.

2.7.2 Licensee has the legal power to accept the rights granted to Licensee in this Agreement.

2.7.3 The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Licensee corporate actions.

2.7.4 This Agreement is a legal and valid obligation binding upon Licensee and its Affiliates, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Licensee or its Affiliates is a party or by which it is bound.

2.7.5 No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing, with any Third Party on the part of Licensee or its Affiliates is required in connection with its execution, delivery and performance of this Agreement.

2.7.6 Licensee shall not [***] or [***] to [***] any of the Patent Rights [***] to [***] as long as it is in legal effect.

3. LICENSES AND ASSIGNMENT

3.1 Assignment to Assigned Patent Rights. Licensor and its Affiliates hereby assign to Licensee all of Licensor’s and its Affiliates’ right, title and interest in and to the Assigned Patent Rights, together with worldwide enforcement rights under the Assigned Patent Rights, free and clear of all liens, mortgages, pledges, security interests, prior assignments and encumbrances of any kind, throughout the world. Such assignment includes the right to (i) sue

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for (and otherwise assert claims for) and recover damages and obtain any and all other remedies available at law or in equity for any past, present or future infringement, misappropriation or other violation of the foregoing (and settle all such suits, actions and proceedings); (ii) seek appropriate protection therefor (including, where appropriate, the right to seek letters patent); and (iii) claim all rights and priority under the Assigned Patent Rights. Licensor will send to Licensee an executed assignment of the Assigned Patent Rights in the form attached hereto as Exhibit D (“Assignment”) promptly after Licensee has delivered to Licensor a copy of this Agreement signed by both Parties, in accordance with the requirements of Section 10.6 (Notices). Licensee shall file, at its own expense, the Assignment in such patent offices worldwide as it determines in its sole discretion. Licensor shall provide any and all assistance related to the change of assignment and vesting of title at no cost to Licensee as may reasonably be required. As between the Parties, Licensee has the sole and exclusive responsibility for the maintenance of the Assigned Patent Rights (and shall take such actions as reasonably necessary to assume such responsibility within thirty (30) days of the Effective Date), and shall have the sole and exclusive right to prosecute the Assigned Patent Rights in its sole discretion, except as set forth in Section 4.3.2 of this Agreement.

3.2 Non-Exclusive License to Exhibit B Patent Rights. Licensor and its Affiliates hereby grant to Licensee and its Affiliates, under Licensor’s entire right, title and interest in and to the Exhibit B Patent Rights, a non-exclusive, worldwide, fully paid up, royalty-free, non-transferable (except in accordance with Section 10.9), sublicensable license to make, have made, use, sell, offer to sell, have sold and import Licensed Products in the Field of Use.

3.3 Exclusive License to Exhibit C Patent Rights. Licensor and its Affiliates hereby grant to Licensee and its Affiliates, under Licensor’s and its Affiliates’ entire right, title and interest in and to the Exhibit C Patent Rights, an exclusive, worldwide, fully paid up, royalty-free, non-transferable (except in accordance with Section 10.9), sublicensable license to make, have made, use, sell, offer to sell, have sold and import Licensed Products in the Field of Use.

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3.4 Non-Exclusive License to Additional Patent Rights. Licensor and its Affiliates hereby grant to Licensee and its Affiliates, under Licensor’s and its Affiliates’ entire right, title and interest in and to the Additional Patent Rights, a worldwide, non-exclusive, royalty-free, fully paid up, non-transferable (except in accordance with Section 10.9), non-sublicensable license to make, have made, use, sell, offer to sell, have sold and import Permitted Products in the Field of Use. Included within the scope of this license is a perpetual covenant by Licensor not to sue Licensee or its customers for patent infringement on the Permitted Products. Licensee shall: (i) provide, free of charge, to Licensor the following Permitted Product: one (1) t:slim® Insulin Delivery System manufactured [***]; and (ii) [***] and [***] to [***] the [***] of the additional Permitted Products during [***], or as schedules reasonably allow (the “[***]”). Any features added to the Permitted Products after the [***] are not covered by the license granted in this Section 3.4. All [***] as part of or in connection with the [***] that is Licensee’s Confidential Information shall be [***] and [***] ([***]) that shall be [***] disclosure.

3.5 Grants-Back.

3.5.1 Licensee hereby grants to Licensor, under Licensee’s right, title and interest in and to the Assigned Patent Rights, a worldwide, fully paid-up, exclusive, royalty-free, non-transferable (except in accordance with Section 10.9), sublicensable license to make, have made, use, sell, offer to sell, have sold and import products and services outside the Field of Use to the extent any of the foregoing activities would, absent the license granted to Licensor under this Section, infringe the Assigned Patent Rights.

3.5.2 Licensee hereby grants to Licensor, under Licensee’s right, title and interest in and to the Patent Rights, a worldwide, fully paid-up, non-exclusive, royalty-free, non-transferable (except in accordance with Section 10.9), non-sublicensable license to make, have made, use and import, but not to sell, have sold or offer to sell, those products commercialized by Licensor as of the Effective Date described in the marketplace as “Deltec Cozmo® insulin pump”, “CozMore extension”, and “CoZmonitor PC Communications software” (collectively,

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“Warranted Products”), solely for purposes of making or having made Warranted Products and supporting its customers’ use of Warranted Products, to the extent any of the foregoing activities would, absent the license granted to Licensor under this Section, infringe any or all of the patents within the Patent Rights. Included within the scope of this license is a perpetual covenant by Licensee not to sue Licensor or its customers for patent infringement on the Warranted Products. Such license shall commence upon the Effective Date and continue through the expiration of the last to expire warranty period of Warranted Products.

3.6 Customers. All licenses expressly granted in this Agreement include the right of the relevant licensee to grant its customers (whether direct or indirect) the right to use, sell (for further use or resale), and/or import the relevant licensed products, and such right shall not be considered a sublicense.

3.7 Release. Licensor acknowledges and agrees that the Fee (defined in Section 5.1) made hereunder by Licensee constitutes full, complete and final settlement of any and all current and/or future patent infringement claims by or on behalf of Licensor against Licensee based on the manufacture, use, sale, offer for sale and import of Licensed Products and Permitted Products at any time prior to the Effective Date. Licensor, itself and on behalf of its Affiliates, and their respective owners, officers, directors, agents, employees, successors and assigns, and any related, affiliated or subsidiary corporations, entities or businesses, hereby irrevocably and absolutely releases, acquits, and forever discharges Licensee, and any related, affiliated or subsidiary corporations, entities or businesses, from any and all claims, demands, damages, debts, liabilities, actions, causes of action, suits, contracts, controversies, agreements, accounts, reckonings, obligations and judgments, whether in law or in equity, which they, or any of them, may have, or their successors or assigns had, owned or held, or now have, own or hold, or hereafter may have, own or hold which arise out of the Permitted Products falling within any patent claims within the Patent Rights and/or Additional Patent Rights. It is the intention of the Parties that, with respect to payment by Licensee of the Fee, this Agreement shall be effective as a

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full and final accord and satisfactory release of the foregoing patent infringement matters. In furtherance of this intention, Licensor and its Affiliates waive any and all rights under California Civil Code Section 1542, which reads as follows:

“A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Licensor, itself and on behalf of its Affiliates, acknowledges having read all of this release, including the above Civil Code Section, and fully understands both the release and the Civil Code Section. In connection with such waiver and release, Licensor, itself and on behalf of its Affiliates, acknowledges and affirms that it is aware that it or its attorneys or accountants may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this release, but that it is its intention hereby fully, finally and forever to settle and release all of the claims, disputes and differences, known or unknown, suspected or unsuspected, which now exist or may exist, and/or which any of them may hold, acquire or become vested with against another party on account of the above described matter or payment by Licensee of the Fee. This release is, shall be, and shall remain in effect as a full and complete release related to such matters notwithstanding the discovery or existence of any such additional or different facts.

4. PATENT PROSECUTION AND MAINTENANCE

4.1 General. For purposes of this Article 4, the right to control prosecution of a patent or patent application shall include the right to control preparing, filing, and prosecuting patent applications therefor, and obtaining and maintaining any resulting patents.

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4.2 Licensed Patents.

4.2.1 Licensor shall use reasonably diligent efforts in controlling, filing, prosecuting, and maintaining any and all patents and patent applications within the Licensed Patents and shall hold title to all Licensed Patents, in all cases at its own cost and expense.

4.2.2 Licensee shall have the right of review and comment in respect to the Licensed Patents, meaning Licensor shall consult with Licensee in good faith regarding the preparation, filing, prosecution, and maintenance of the Licensed Patents, including the conduct of interferences, the defense of oppositions and other similar proceedings with respect to claims therein. Without limiting the foregoing, Licensor will timely provide Licensee with a copy of any proposed patent application within such Licensed Patents and any proposed response or submission to any patent office at least [***] business days prior to the filing or response deadline; provided, however, that such [***] business day period shall be reasonably reduced on a case-by-case basis in the event that, due to no fault of Licensor or its agents and despite reasonable efforts of Licensor and its agents, compliance within such period of time is not feasible in order to timely proceed with the relevant submission or other contemplated action. Licensor will consider in good faith all comments made by Licensee with respect to such draft response or submission, and will not unreasonably fail to act on any reasonable changes recommended by Licensee related thereto (and, notwithstanding Section 4.2.1, any demonstrated reasonable increased cost as a result of Licensee’s inputs will be borne by Licensee); provided, however, that in the event of a good faith disagreement between Licensee and Licensor, Licensor shall have the sole right to determine the contents of such submission. To that end, Licensor will keep Licensee reasonably informed of the status of the applicable Licensed Patents, including, without limitation: (a) by providing Licensee with copies of [***] received from or filed in patent office(s), or received from or sent to [***], with respect to such filing, (b) by providing a docket report at least annually upon request from Licensee and (c) by providing Licensee a reasonable time, but in any event not less than [***] business days (subject to possible reductions

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as set forth in the prior sentence), prior to [***] that would [***] the pendency of any such filing, with prior written notice of such proposed action or inaction so that Licensee has a reasonable opportunity to review and comment. In furtherance of the foregoing requirements, Licensor shall itself, or shall instruct and use reasonable efforts to ensure that its outside patent counsel, promptly forward to Licensee a copy of [***] received from or sent to [***] relating to the Licensed Patents, and Licensor and Licensee each agree to [***] if deemed advisable by Licensee’s and/or Licensor’s patent counsel.

4.2.3 Licensor shall not intentionally abandon the maintenance or prosecution of any patent or patent application within the Licensed Patents (and any abandonment during a bankruptcy proceeding shall be deemed intentional) without submitting written notice to Licensee and an offer to assign for no additional consideration any such patent(s) or patent application(s) to Licensee, provided that Licensee and/or its successor(s) in interest to the Licensed Patents keep Licensor informed of its current address for notices, in which case, if Licensee has so accepted such offer and Licensor has so assigned any such patent(s) or patent application(s), Licensee shall have the sole and exclusive right to control, file and prosecute such patents and patent applications, at its own cost. If one of the patents or patent applications within the Licensed Patents goes abandoned as a result of Licensor’s negligence or willful misconduct (“Abandoned Patent”), and provided that Licensor notifies Licensee promptly upon becoming aware of such negligence or willful misconduct, then, without limiting Licensee’s available equitable remedies, the maximum amount recoverable by Licensee from Licensor with respect to a claim for damages caused by such negligence or willful misconduct will be [***] of the [***], and, in the aggregate, the maximum recoverable amount shall in no event be more than [***] of the [***].

4.3 Assigned Patent Rights. Licensor shall use reasonable and customary care with respect to the prosecution and maintenance of the Assigned Patent Rights [***] has [***] the [***] or [***] the [***] that is [***] the [***]. Absent Licensor’s recklessness or willful

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misconduct, Licensor shall not be liable for damages stemming from one or more of the foreign counterparts within the Assigned Patent Rights going abandoned before Licensee takes over prosecution.

4.3.1 Licensee shall use reasonably diligent efforts in controlling, prosecuting, and maintaining U.S. patent application numbers [***] and [***] and any and all patents and patent applications resulting therefrom, (collectively, the “[***] and [***] Properties”) in all cases at its own cost and expense. For the avoidance of doubt, the [***] and [***] Properties are part of the Assigned Patent Rights.

4.3.2 Licensor shall have the right of review and comment with respect to the [***] and [***] Properties, meaning Licensee shall consult with Licensor in good faith regarding the prosecution and maintenance of the [***] and [***] Properties, including the conduct of [***], the [***] and other [***] with respect to claims therein. Without limiting the foregoing, Licensee will timely provide Licensor with a copy of any proposed patent application within the [***] and [***] Properties and any proposed response or submission to [***] at least [***] business days prior to the filing or response deadline; provided, however, that such [***] business day period shall be reasonably reduced on a case-by-case basis in the event that, due to no fault of Licensee or its agents and despite reasonable efforts of Licensee and its agents, compliance within such period of time is not feasible in order to timely proceed with the relevant submission or other contemplated action. Licensee will consider in good faith all comments made by Licensor with respect to such draft response or submission, and will not unreasonably fail to act on any reasonable changes recommended by Licensor related thereto (and, notwithstanding Section 4.2.1, any demonstrated reasonable increased cost as a result of Licensor’s inputs will be borne by Licensor); provided, however, that in the event of a good faith disagreement between Licensee and Licensor, Licensee shall have the sole right to determine the contents of such submission. To that end, Licensee will keep Licensor reasonably informed of the status of the [***] and [***] Properties, including, without limitation: (a) by providing

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Licensor with copies of [***] received from or filed in patent office(s), or received from or sent to [***], with respect to such filing, (b) by providing a docket report at least annually upon request from Licensor and (c) by providing Licensor a reasonable time, but in any event not less than [***] business days (subject to possible reductions as set forth in the prior sentence), prior to [***] or [***] that would [***] the pendency of any such filing, with prior written notice of such proposed action or inaction so that Licensor has a reasonable opportunity to review and comment. In furtherance of the foregoing requirements, Licensee shall itself, or shall instruct and use reasonable efforts to ensure that its outside patent counsel, promptly forward to Licensor a copy of [***] received from or sent to [***] relating to the [***] and [***] Properties and any applications claiming priority to them, and Licensee and Licensor each agree to [***] if deemed advisable by Licensor’s and/or Licensee’s patent counsel.

4.3.3 The provisions of Section 3.1 (Assignment of Assigned Patent Rights) notwithstanding, Licensee shall not intentionally abandon the maintenance or prosecution of any patent or patent application within the [***] and [***] Properties without submitting written notice to Licensor and an offer to assign for no additional consideration any such patent(s) or patent application(s) to Licensor, in which case, if Licensor has so accepted such offer and Licensee has so assigned any such patent(s) or patent application(s) Licensor shall have the sole and exclusive right to control, file and prosecute such patents and patent applications, at its own cost. However, if one of the U.S. patents or patent applications within the [***] and [***] Properties goes abandoned as a result of Licensee’s negligence or willful misconduct, and provided that Licensee notifies Licensor promptly upon becoming aware of such negligence or willful misconduct, then, without limiting Licensor’s available equitable remedies, the maximum amount recoverable by Licensor from Licensee with respect to a claim for damages caused by such negligence or willful misconduct will be [***] of the [***] within the [***] and [***] Properties, and, in the aggregate, the maximum recoverable amount shall in no event be more than [***] of the [***].

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5. COMPENSATION

5.1 Total Consideration. The total amounts due by Licensee to Licensor (“Total Consideration”) for all rights conveyed herein shall be, collectively: (i) a fee of five million U.S. dollars ($5,000,000.00) (“Fee”); and (ii) Sublicensing Revenues. Licensee shall pay Licensor the Fee as follows: one million U.S. dollars ($1,000,000.00) by July 15, 2012, followed by a payment of five hundred thousand U.S. dollars ($500,000.00) by January 15, 2013, followed by a payment of one million five hundred thousand U.S. dollars ($1,500,000.00) by July 15, 2013, followed by a payment of one million U.S. dollars ($1,000,000.00) by January 15, 2014, and followed by the final payment of one million U.S. dollars ($1,000,000.00) by July 15, 2014. No ongoing or running royalties shall be due Licensor other than any Sublicensing Revenue as described in Section 5.2.

5.2 Sublicensing Revenue. Licensee shall pay to Licensor fifty percent (50%) of Licensee’s Sublicensing Revenues within forty-five (45) days of Licensee’s receipt thereof.

5.3 Address for Payments. Payments shall be sent to:

Accounts Payable

Smiths Medical ASD, Inc.

5200 Upper Metro Place, Suite 200

Dublin, OH 43017

5.4 Late Payments. Licensee shall be fully responsible for the prompt payment of all payments due to Licensor pursuant to this Agreement. Upon Licensee’s failure to timely deliver any payment due hereunder, a late fee of [***] of any past due amount shall be assessed upon any installment or royalty payment being late plus [***] additional fee each following month, or the highest amount permitted under applicable law, whichever is less, shall be immediately assessed on overdue payments.

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6. PATENT ENFORCEMENT

6.1 Assertion.

6.1.1 If a Party learns of any actual, alleged or threatened infringement by a Third Party of any of the Patent Rights, such Party shall promptly notify the other Party (subject to any contractual obligations of confidentiality the knowing Party may owe to such Third Party) and shall [***] of [***].

6.1.2 Licensee shall have the first worldwide right (but not the duty) to enforce the Assigned Patent Rights. Licensor shall have the first right, upon Licensee’s prior written consent, which shall not be unreasonably withheld, to enforce the Assigned Patent Rights outside the Field of Use.

6.1.3 Except where prohibited by [***], Licensee shall have the first worldwide right (but not the duty) to enforce the Licensed Patents in the Field of Use. Licensor shall have the first right (but not the duty) to enforce the Licensed Patents outside the Field of Use.

6.1.4 Each Party shall notify the other Party reasonably in advance before taking any action to enforce any claim within the Patent Rights against a Third Party (“Action”). The Parties shall confer with each other to find out whether or not any agreement entered into by either Party prohibits it from joining as a party to the action. If the Action is subject to such a restriction on one Party, that one Party [***] of the [***], and [***] in such event, [***] to the [***], the [***], and [***] the [***] and subject to [***] and shall be [***] the [***]. If (i) there is no such prohibition by contract, (ii) the Party that would not be a necessary party desires to pursue an Action and (iii) joinder is reasonably necessary for the Action to proceed, then [***] or [***]. Each Party’s right to enforce the Patent Rights includes the rights to initiate, prosecute, assert, settle, appeal and/or abandon legal action involving the Patent Rights within such Action; provided that neither Party shall settle any Action with an admission or agreement in any way that would be reasonably likely to directly and adversely affect the scope, validity or

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enforceability of the Patent Rights without the other Party’s prior written permission (not to be unreasonably withheld). If the Party [***], only under this Section 6.1.4, has a [***] under such [***] pursuant to a written agreement, the other Party [***] to the Party that [***] such [***] hereunder any [***] within sixty (60) days of [***].

6.1.5 [Reserved]

6.2 Costs and Expenses.

6.2.1 If either Party brings or joins an Action, then each plaintiff Party’s costs of such Action shall be at the plaintiff Party’s own expense. Each plaintiff Party shall render at its own expense reasonable assistance to the other Party in so enforcing the Patent Rights. Each plaintiff Party shall be entitled to be represented therein by its own counsel.

6.2.2 If one Party brings an Action and the other Party does not join in the Action, each Party shall be entitled to be represented therein by its own counsel but at the asserting Party’s expense, and the non-asserting Party shall take all actions reasonably necessary to assist the asserting Party in such Action at the asserting Party’s expense.

6.2.3 The Party incurring reimbursable costs or fees as allowed under this Section 6.2 may invoice the other Party for recovery of such and the asserting Party shall pay all undisputed amounts in such invoice within forty-five (45) days from the date of receipt of such invoice.

6.2.4 If Licensee collects any settlement payment or court awarded payment in an Action that is directly attributable to infringement of the Licensed Patent Rights, then Licensee shall pay Licensor [***] of the actual amount collected within forty-five (45) days thereafter, subject to the following deductions: (i) [***] associated with Licensed Products, and (ii) litigation costs and fees incurred or paid by Licensee with respect to the Action, including those incurred in paying for Licensor’s participation in the Action or reimbursement to Licensor

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of the same (together, “Deductions”). If Licensee collects the settlement payment or court awarded payment in installments, then Licensee shall apply the Deductions to each collected installment until the Deductions are exhausted. Licensee shall provide Licensor with a report showing the above calculation. If such settlement or court award includes running royalty payments, Licensee shall begin paying Licensor [***] of its net royalty payments actually received, net of the Deductions.

6.2.5 Licensor shall retain [***] of any settlement or damages awarded to it in an Action brought by it, and any royalties paid by such person or Entity to Licensor pursuant to such Action shall continue to flow to Licensor.

6.3 Marking. Licensee shall mark all Licensed Products made or sold in the United States in accordance with United States patent laws. Licensor shall mark all products and services covered by the licenses granted in Section 3.5 and made or sold in the United States in accordance with United States patent laws.

7. TERM AND TERMINATION

7.1 Term. The term of this Agreement shall expire on the date that the last patent in the Patent Rights (i) expires or lapses, (ii) is found to be invalid or unenforceable by a judgment of a court of competent jurisdiction, which such judgment is not or cannot be appealed, or (iii) is disclaimed or dedicated to the public.

7.2 Termination By Licensor. Licensor may not terminate this Agreement except as expressly permitted in this Section 7.2.

7.2.1 If Licensee is ninety (90) days or more late in paying any installment of the Fee under Section 5.1, then Licensor may (but shall not have the duty to) notify Licensee thereof, and if Licensee does not make such payment within thirty (30) days of receipt of such notice, then Licensor may terminate this Agreement upon notice to Licensee. If Licensee

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materially breaches a provision of this Agreement other than payment of the Fee, and if such breach is only applicable to the Assigned Patent Rights, then Licensor may (but shall not have the duty to) notify Licensee thereof, and if Licensee does not cure such breach within ninety (90) days of receipt of such notice, then Licensor may terminate this Agreement upon notice to Licensee. If Licensor terminates this Agreement pursuant to this Section, then (i) Licensee’s obligation to make further payments hereunder shall cease, (ii) all licenses and any and all covenants not to sue granted Licensee hereunder or by any amendment to this Agreement shall immediately and automatically terminate, (iii) Licensee shall assign the Assigned Patent Rights back to Licensor, and (iv) all licenses and any covenants not to sue granted Licensor hereunder or by any amendment to this Agreement shall immediately and automatically terminate upon Licensor’s recording of the assignments of the Assigned Patent Rights.

7.2.2 If Licensee materially breaches any provision of this Agreement other than as described in Section 7.2.1, and if such breach is only applicable to the Exhibit B Patent Rights and/or the Exhibit C Patent Rights, respectively, then Licensor shall give notice to Licensee specifying the breach. Unless such breach is cured within ninety (90) days following Licensee’s receipt of such notice, then Licensor may give further notice to Licensee terminating only the corresponding license grant (i.e., Section 3.2 and/or Section 3.3, as applicable). Such termination shall not terminate this Agreement.

7.2.3 If Licensee materially breaches any provision of this Agreement other than as described in Section 7.2.1 or Section 7.2.2 or by abandoning a patent application in breach of Section 4.3.3, then Licensor shall give notice to Licensee specifying the breach. If Licensee has not cured within ninety (90) days, the Parties shall proceed with dispute resolution pursuant to Article 8.

7.3 Termination by Licensee.

7.3.1 [Reserved.]

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7.3.2 For Convenience At Any Time. Licensee may terminate the licenses granted under Sections 3.2, 3.3, or 3.4 with respect to any patent or patent application included in the Licensed Patents upon at least thirty (30) days written notice to Licensor; provided, however, that if Licensee has granted a sublicense to any of the patents or patent applications included in the Licensed Patents, it may only exercise its right to terminate one or more of the licenses identified in and pursuant to this Section 7.3.2 with respect to a patent or patent application included in such sublicense if it does so with respect to all patents and patent applications included in such sublicense. Termination of any of the licenses with respect to one or more patents or patent applications under this Section 7.3.2 shall not affect the amount payable by Licensee to Licensor hereunder.

7.3.3 For Cause. If Licensor materially breaches any provision of this Agreement other than by abandoning a patent application in breach of Section 4.2.3, then Licensee shall give notice to Licensor specifying the breach. If Licensor has not cured within ninety (90) days, the Parties shall proceed with dispute resolution pursuant to Article 8.

7.4 Conversion of Licenses and Sublicenses by Licensee Upon Termination. Licensee agrees that (i) any license that it grants to a third party under any of the Assigned Patents before Licensor receives the final installment payment of the Fee under Section 5.1 of this Agreement and (ii) any sublicense that it grants to a third party under any of the Patent Rights it has licensed hereunder shall include a provision converting such license or sublicense, as the case may be, to a license directly from Licensor to the licensee or sublicensee, as the case may be, upon termination of this Agreement pursuant to Section 7.2.1 (in the case of (i) above) or Sections 7.2.2 or 7.3.2 (in the case of (ii) above).

7.5 Products. Notwithstanding the termination of this Agreement, Licensee and its Affiliates may continue to sell, offer to sell, have sold and import Licensed Products that are in inventory as of the effective date of such termination, whether finished product or work-in-process.

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7.6 Prior Obligations and Liability. No expiration or termination of this Agreement shall relieve any Party of any obligation accrued prior to the date of expiration or termination of this Agreement or relieve a Party in default from liability for damages for breach of this Agreement.

7.7 Cumulative Remedies; Non-Waiver. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 7 are in addition to any other relief and remedies available to either Party. Waiver by any Party of a single default or breach or a succession of defaults or breaches shall not deprive such Party of any right to terminate this Agreement or seek damages arising by reason of any subsequent default or breach.

7.8 Survival. For the avoidance of doubt, termination of this Agreement under any provision except Sections 7.2.1 shall not terminate Licensee’s rights to the Assigned Patent Rights. Subject to any exceptions therein, the provisions of the following Sections shall survive any expiration or termination of this Agreement for any reason: 2.4, 2.5 (for seven (7) years after the date of such termination or expiration), 2.7.6, 3.7, 7.5, 7.7 and 7.8, and also Articles 1, 8, 9 and 10 and the [***] by [***] (listed in [***]). Confidentiality of the information contained within Section 6.1.4 shall survive expiration or termination of this Agreement. No termination of this Agreement shall require refund of any payment made by Licensee to Licensor prior to such termination.

8. DISPUTE RESOLUTION

8.1 Dispute Resolution. If a Party has a dispute or claim arising out of or relating to this Agreement, such Party shall first request a meeting between the Parties’ Business Development (or equivalent) team members (or their designees) to attempt to resolve the dispute. The Parties’ Business Development (or equivalent) team members (or their designees) shall meet within [***] business days, or if a one or more is unavailable, then as soon as their schedules reasonably allow, to attempt to resolve the dispute. If the Parties’ Business Development (or

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equivalent) team members (or their designees) cannot resolve the dispute within [***] business days after their first meeting, then either Party may request that the dispute be escalated to [***] of both Parties. Such representatives shall meet within [***] business days of the request, or if one or more is unavailable, then as soon as their schedules reasonably allow. If such representatives cannot resolve the dispute within [***] business days after their first meeting, then the Parties may pursue their other rights and remedies at law or in equity including exercising their termination and other rights under the Agreement as provided herein. During the course of dispute resolution discussions, all reasonable requests made by one Party to the other for non-privileged information that are reasonably related to the dispute shall be honored. Proposals and information exchanged during the informal proceedings described in this Section between the Parties shall be privileged, confidential and without prejudice to a Party’s legal position in any formal proceedings.

8.2 Equitable Considerations. Nothing in this Article 8 shall preclude any Party from exercising the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party.

8.3 Personal Jurisdiction, Venue and Applicable Law. Any questions, claims, disputes, remedies or procedural matters shall be governed by the laws of the State of Delaware and of the United States of America, without regard to its principles of conflicts of law; provided, that those matters pertaining to the validity or enforceability of the Patent Rights and Additional Patent Rights shall be interpreted and enforced in accordance with the laws of the territory in which such Patent Rights exist. Each Party agrees that the courts of Delaware shall have exclusive jurisdiction over them with respect to this Agreement and agree to submit to the jurisdiction of such courts. Accordingly, any and all dispute resolution, including without limitation litigation relating to this Agreement, the Patent Rights or Confidential Information, shall be brought exclusively in the State of Delaware in the state or federal court having subject matter jurisdiction.

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8.4 Jury Trial Waiver. The Parties hereby waive, to the extent permitted by law, their right to trial by jury in connection with any claim or cause of action related to this Agreement, the Patent Rights or both.

9. INDEMNITY

9.1 By Licensee. Licensee agrees to indemnify, defend and hold harmless Licensor, its Affiliates, and its and their officers, directors and employees, from and against any and all Third Party claims brought against any of the foregoing persons or Entities (including all loss, cost, liability, damage and expense alleged by such Third Party; all such claims, collectively, “Licensor Damages”) to the extent arising out of or in connection with or relating to (i) any Licensed Products for or on account of any injury, death or damage to person or property, or (ii) any claim that a Licensed Product infringes the intellectual property of such Third Party except to the extent such claim is attributable to (a) the negligence or willful misconduct of or breach of Section 2.1 by Licensor or its Affiliates, and/or (b) Licensee’s unknowing breach of [***] after having [***] subject to [***].

9.2 By Licensor. Licensor shall indemnify, defend and hold harmless the Licensee, its Affiliates and its and their officers, directors and employees, from and against any and all Third Party claims brought against any of the foregoing persons or Entities (including all loss, cost, liability, damage and expense alleged by such Third Party; all such claims collectively, “Licensee Damages”) to the extent arising out of or in connection with or relating to (a) any breach by Licensor of Section 2.1 and (b) Licensee’s unknowing breach of [***] after having [***] subject to [***].

9.3 Process. If any Party is seeking indemnification under Sections 9.1 or 9.2 (as applicable) from the other Party (“Indemnifying Party”), such Party (“Indemnitee”) shall

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notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim. The Indemnifying Party shall immediately take control of the defense and investigation of such claim at its sole cost and expense. If the Indemnitee fails to provide such prompt notice, then the Indemnifying Party shall be relieved of its indemnification obligation to the extent it can establish that it was materially prejudiced by reason of such failure and could not take appropriate action to mitigate the prejudice. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld. After the Indemnifying Party assumes control of the defense of any such claim, the Indemnitee shall not be liable to the Indemnitee for any legal or related costs and expenses incurred thereafter by such Indemnitee in connection with the defense of that claim. The Indemnitee shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense (as applicable) of such claim and any appeal arising therefrom; provided, however, that the Indemnitee may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom.

9.4 One Party shall have no liability to the other Party for any damages suffered by the other Party as a result of the other Party’s reliance on legal interpretations made by patent counsel of the one Party.

10. MISCELLANEOUS

10.1 Force Majeure. No Party shall be considered in default or be liable for any delay in performance or for any non-performance to the extent caused by circumstances beyond the reasonable control of such Party.

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10.2 Third Party Beneficiaries. There are no third party beneficiaries under this Agreement except that persons and Entities who qualify as Indemnitees under Article 9 shall be third party beneficiaries of this Agreement for the limited purpose of enforcing this Agreement solely to the extent necessary to protect their rights under Article 9.

10.3 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

10.4 Export Compliance. Each Party shall comply with all applicable United States regulations concerning export and export of technical data and products.

10.5 Severability. The provisions of this Agreement shall be deemed severable. Therefore, if any part or provision of this Agreement is rendered void, invalid or unenforceable by a court having competent jurisdiction, then such part or provision shall be severed from the remainder of the Agreement. Such severance shall not affect the validity or enforceability of the remainder of this Agreement.

10.6 Notices. Notices under this Agreement shall be in writing and sent by (a) Registered or Certified mail, Return Receipt Requested or (b) overnight courier. Notices sent by Registered or Certified mail, Return Receipt Requested, shall be effective three (3) business days following mailing. Notices sent by overnight courier shall be effective on the next business day of the addressee following the day on which the notice was sent or transmitted. Notices hereunder shall be addressed to:

If to Licensor:

Divisional General Counsel

Smiths Medical ASD, Inc.

1265 Grey Fox Road

St. Paul, Minnesota 55112

United States of America

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If to Licensee:

Attn: Chief Executive Officer

Tandem Diabetes Care, Inc.

11045 Roselle Street, Suite 200

San Diego, California 92121

United States of America

10.7 Integration. This Agreement sets forth the entire agreement between the Parties relating to the subject matter herein and supersedes all previous and contemporaneous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter of this Agreement.

10.8 Amendment. This Agreement may not be modified, amended or discharged except by a written agreement signed by an authorized representative of each Party.

10.9 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior express written consent of the other; provided, however, that either Party may, without the written consent of the other, assign this Agreement in whole to an Affiliate, or in connection with the transfer or sale of all or substantially all of such Party’s assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section shall be void.

10.10 Succession. This Agreement and the rights and obligations granted and undertaken thereunder shall be binding upon and inure to the benefit of the Parties hereto, and their successors, trustee(s) or receiver(s) in bankruptcy and permitted assignees.

10.11 Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual

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property” as defined in Section 101 of such Code. The Parties agree that each Party, as licensee, may fully exercise all of its rights and elections under the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets. Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

10.12 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement. Without limiting the foregoing, Licensor shall, from time to time, upon the reasonable request of Licensee, execute and deliver to Licensee such further documents or instruments of assignment, conveyance, transfer or confirmation and to take such action as may be necessary in order to more effectively assign or license (as applicable) the Patent Rights in accordance with this Agreement. If Licensor is unable or unwilling to execute such documents or instruments, and subject at all times to [***], Licensor hereby constitutes and appoints Licensee as Licensor’s attorney in fact, with full power of substitution in Licensor’s name and stead, solely to take any and all steps, including proceedings at law, in equity or otherwise, to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest or perfect such rights and causes of action or to protect the same or to enforce any claim or right of any kind with respect thereto.

10.13 Headings. The article and paragraph headings in this Agreement are for convenience only and shall not constitute a part hereof.

10.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument. A Party may evidence execution of the Agreement by electronic means (e.g. facsimile or comparable means).

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10.15 Rules of Construction. For all purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise: (i) the terms defined herein include the plural as well as the singular and vice-versa; (ii) words importing gender include all genders; (iii) any reference to an “Exhibit”, an “Article” or a “Section” refers to an Exhibit, an Article or a Section, as the case may be, of this Agreement; (iv) the Exhibits hereto form part of this Agreement and are incorporated herein by this reference; (v) all references to this Agreement and the words “herein”, “hereof”, “hereto”, “thereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Exhibit, Article, Section, or other subdivision; (vi) the words “including,” “included” and “includes” means inclusion without limitation; and (vii) in the event of any conflict between the terms in the body of the Agreement and the terms in the Exhibits, the terms of the Agreement shall prevail to the extent that there is such a conflict.

10.16 No Agency. Nothing contained herein, or done pursuant to this Agreement will constitute the Parties hereto entering into a joint venture or partnership or will constitute either Party hereto being the agent of the other Party for any purpose or in any sense whatsoever.

10.17 Negotiation and Drafting. This Agreement was negotiated between the Parties, each of whom had the opportunity to consult with legal counsel during the negotiation, drafting, and execution of this Agreement; and the Parties agree that this Agreement shall not be construed against any Party as the drafter.

10.18 Representations and Warranties. No Party has relied on any representation or warranty of any kind in entering into this Agreement, or as an inducement to enter into this Agreement, except for those representations and warranties expressly set forth herein.

10.19 Performance by Affiliates. Each Party is responsible and liable to the other Party for the acts and omissions of such Party’s Affiliates in respect of this Agreement.

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Smiths Medical ASD, Inc. (Licensor)

By:	/s/ Srinivasan Seshadri	Date:	July 9, 2012

Srinivasan Seshadri

Title:	President, Smiths Medical

Tandem Diabetes Care, Inc. (Licensee)

By:	/s/ Kim Blickenstaff	Date:	7/11/12

Kim Blickenstaff

Title:	President & CEO

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EXHIBIT A

ASSIGNED PATENT RIGHTS

6,650,951
6,852,104
7,734,323
7,751,907
11/018,706
11/685,617
11/755,480
12/720,306
12/729,985
12/774,991
12/908,218
12/914,295
13/281,168
13/465,570
13/477,641
13/477,657
13/477,666
13/477,679
13/477,684
13/481,228
13/481,302
13/482,106
13/530,404

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EXHIBIT B

EXHIBIT B PATENT RIGHTS

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and, to the extent filed by Licensor on or after [***] with respect to the foregoing, patents or patent applications claiming priority to any of the foregoing including but not limited to (i) all provisionals, substitutions, continuations, continuations-in-part, divisionals, supplementary protection certificates, renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations, patents of addition thereof, (ii) PCTs, and (iii) all the foreign counterparts to any and all of the foregoing (i) and (ii).

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EXHIBIT C

EXHIBIT C PATENT RIGHTS

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and, to the extent filed by Licensor on or after [***] with respect to the foregoing, patents or patent applications claiming priority to any of the foregoing including but not limited to (i) all provisionals, substitutions, continuations, continuations-in-part, divisionals, supplementary protection certificates, renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations, patents of addition thereof, (ii) PCTs, and (iii) all the foreign counterparts to any and all of the foregoing (i) and (ii).

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EXHIBIT D

U.S. Patent Assignment

This Assignment is made effective as of the date set out below by Smiths Medical ASD, Inc., a corporation formed under the laws of the State of Delaware, with locations at 1265 Grey Fox Road, St. Paul, MN 55122 and 160 Weymouth Street, Rockland, MA 02370, United States of America (“Assignor”) in favor of Tandem Diabetes Care, Inc. a corporation formed under the laws of the State of Delaware, and located at 11045 Roselle Street, Suite 200, San Diego, California 92121, United States of America (“Assignee”).

WHEREAS, pursuant to a Confidential Intellectual Property Agreement executed by and between Assignor and Assignee with an effective date of July 10, 2012 (“the CIPA Agreement”), Assignor has agreed to sell, assign and transfer to Assignee all right, title and interest in and to the U. S. Patents and U.S. Patent Applications listed in Exhibit A (collectively “the U.S. Patent Rights”).

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is acknowledged, Assignor sells, assigns and transfers to Assignee, all right, title and interest in and to the U.S. Patent Rights, including all Letters Patent Domestic issued or to be obtained thereon. Assignor further authorizes and requests the Commissioner of Patents to issue the Letters Patent granted on the applications of said Patent Rights to Assignee. Nothing herein shall be interpreted to amend the liabilities and obligations of the CIPA, and the terms and conditions of the CIPA shall prevail in any conflict between the CIPA and this Assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the     day of             , 2012.

Smiths Medical ASD, Inc.,

By:
Signature

Printed Name

Title

State of	)
	)	ss.
County of	)

The foregoing was subscribed and sworn to before me this     day of             , 2012, by

                                                 , as                                                   of Smiths Medical ASD, Inc.

Printed Name	Title

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Witness my hand and official seal.

(Notarial Seal)	NOTARY PUBLIC
My Commission Expires

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